SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) March 27, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
             Servicing Agreement, dated as of March 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-3)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

         New Jersey              33-5042             21-0627285
  -----------------------------------------------------------------
(State or other jurisdiction   (Commission        (I.R.S. Employer
     of incorporation)         File Number)      Identification No.)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




    Registrant's telephone number, including area code (609) 661-6100
                                                       --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On March 27, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-3 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-3") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated March 25, 1997.

The original principal balance of each Class of the Certificates is as follows:
              Class A1             $36,595,621.00
              Class A2             $39,250,000.00
              Class A3              $5,441,592.00
              Class A4             $47,000,000.00
              Class A5             $42,622,098.00
              Class A6             $42,622,097.00
              Class A7             $61,276,393.00
              Class A8              $7,000,000.00
              Class A9             $34,200,000.00
              Class A10            $43,100,000.00
              Class A11            $29,500,000.00
              Class A12            $21,700,000.00
              Class A13             $7,880,429.00
              Class A14             $4,849,072.00
              Class A15             $3,183,573.00
              Class PO                $764,984.63
              Class M               $5,574,000.00
              Class B1              $4,459,000.00
              Class B2              $4,459,000.00
              Class B3              $2,230,000.00
              Class B4                $669,000.00
              Class B5              $1,561,380.31
              Class R                     $100.00
              Class S                       (1)
                                   --------------
                           Total: $445,938,339.94



 (1) The Class S Certificates are issued with an initial Notional
 Principal Balance of $409,734,868.50 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing
 Agreement).

The initial Junior Percentage and Senior Percentage for Pool 1997-3 are approximately 4.26% and 95.74%, respectively. The initial Group I Senior Percentage and Group II Senior Percentage are approximately 76.59% and 19.15%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-3 as of the initial issuance of the Certificates are $100,000, $13,378,150 and $4,459,383, respectively, representing approximately 0.02%, 3.000%, and 1.000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of March 1, 1997 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1997-3

Pool 1997-3 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $445,938,339.94. The interest rates (the "Mortgage Rates") borne by the 1,561 Mortgage Loans conveyed by GECMSI to Pool 1997-3 range from 7.2500% to 11.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 8.0653% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1997-3 ranged from $33,250.00 to $937,500.00 and, as of the
Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-3 is $285,674.79 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997-3 is December 1990, and the latest scheduled maturity date of any such Mortgage Loan is March 2027. The weighted average Loan-to-Original Value ratio of the Mortgage Loans in Pool 1997-3 is 79.0562%.

The Mortgage Loans in Pool 1997-3 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1997-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      7.2500%            7          $1,365,848.35           0.3063%
      7.3750%           10          $3,409,722.02           0.7646%
      7.5000%           33         $10,497,711.61           2.3541%
      7.6250%           73         $19,900,183.75           4.4625%
      7.7000%            1            $229,670.99           0.0515%
      7.7500%          215         $63,767,233.92          14.2996%
      7.8750%          301         $86,635,469.68          19.4276%
      8.0000%          284         $81,371,831.90          18.2472%
      8.1250%          179         $49,833,494.03          11.1750%
      8.2500%          152         $42,518,523.04           9.5346%
      8.3750%          110         $32,681,613.63           7.3287%
      8.5000%           82         $22,812,431.63           5.1156%
      8.6250%           33          $8,886,693.72           1.9928%
      8.7500%           33          $9,873,032.82           2.2140%
      8.8750%            7          $1,885,352.29           0.4228%
      9.0000%            7          $2,002,415.09           0.4490%
      9.1250%            3            $781,564.85           0.1753%
      9.2500%            8          $1,924,345.16           0.4315%
      9.3750%            2            $616,205.59           0.1382%
      9.5000%            2            $468,599.01           0.1051%
      9.7500%            1            $206,724.48           0.0464%
      9.8750%            3            $609,863.48           0.1368%
     10.0000%            5          $1,274,044.44           0.2857%
     10.1250%            2            $357,895.80           0.0803%
     10.2500%            2            $471,781.79           0.1058%
     10.3750%            2            $465,030.37           0.1043%
     10.5000%            2            $689,480.57           0.1546%
     10.6250%            1            $202,271.29           0.0454%
     11.2500%            1            $199,304.64           0.0447%
                      ----        ---------------         ---------
        Total        1,561        $445,938,339.94         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-3 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600      148      $19,890,144.75          4.4603%
    $214,601  -  250,000      450     $105,039,765.06         23.5548%
    $250,001  -  300,000      479     $130,572,930.85         29.2806%
    $300,001  -  350,000      200      $64,777,609.63         14.5261%
    $350,001  -  400,000      122      $45,855,534.32         10.2829%
    $400,001  -  450,000       65      $27,535,514.38          6.1747%
    $450,001  -  600,000       74      $36,976,055.81          8.2917%
    $600,001  -  650,000       20      $12,821,534.76          2.8752%
  $650,001  - 1,000,000+        3       $2,469,250.38          0.5537%
                             ----     ---------------        ---------
                  Total     1,561     $445,938,339.94        100.0000%

The largest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-3 is $936,205.39.

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-3 is $33,228.24.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1990            1            $199,304.64           0.0447%
         1991           30          $7,142,074.04           1.6016%
         1995            2            $633,185.41           0.1420%
         1996          686        $196,571,380.47          44.0804%
         1997          842        $241,392,395.38          54.1313%
                      ----        ---------------         ---------
        Total        1,561        $445,938,339.94         100.0000%

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the Original Loan-to-Value ratios of the Mortgage Loans at origination in Pool 1997-3:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        30       $9,850,638.76          2.2090%
      50.001  -   60.00        55      $19,281,412.81          4.3238%
      60.001  -   70.00       135      $43,164,633.73          9.6795%
      70.001  -   75.00       180      $57,148,570.69         12.8154%
      75.001  -   80.00       597     $180,185,936.71         40.4060%
      80.001  -   85.00        33       $8,610,572.57          1.9308%
      85.001  -   90.00       311      $78,673,185.85         17.6422%
      90.001  -   95.00       220      $49,023,388.82         10.9933%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total           1,561     $445,938,339.94        100.0000%


e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Pool 1997-3:

                                            AGGREGATE              % OF
                                             BALANCES           POOL BY
    TYPE OF               # OF                  AS OF         AGGREGATE
    DWELLING             LOANS           CUT-OFF DATE           BALANCE
    --------             -----           ------------         ---------
    Single-family
     detached             1442        $414,053,517.96          92.8500%
    Single-family
     attached               53         $14,681,587.56           3.2923%
    Condominium             49         $11,952,118.23           2.6802%
    2 - 4 Family Units      17          $5,251,116.19           1.1775%
                          ----        ---------------         ---------
    Total                1,561        $445,938,339.94         100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by mortgagors at origination in Pool 1997-3:

                                            AGGREGATE              % OF
                                             BALANCES           POOL BY
                          # OF                  AS OF         AGGREGATE
    OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
    ---------            -----           ------------         ---------
    Owner Occupied       1,516        $433,356,600.91          97.1786%
    Vacation                34          $9,975,230.63           2.2369%
    Investment              11          $2,606,508.40           0.5845%
                          ----        ---------------         ---------
    Total                1,561        $445,938,339.94         100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1997-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  6          $1,784,555.99           0.4002%
Arkansas                 1            $399,717.68           0.0896%
Arizona                 53         $15,029,457.79           3.3703%
California             514        $157,105,528.54          35.2304%
Colorado                51         $14,432,713.48           3.2365%
Connecticut             22          $6,201,828.59           1.3907%
Dist of Columbia         4          $1,104,267.35           0.2476%
Delaware                 2            $698,714.43           0.1567%
Florida                 53         $13,296,426.57           2.9817%
Georgia                 34         $10,588,850.40           2.3745%
Hawaii                   2            $988,657.18           0.2217%
Iowa                     1            $224,705.17           0.0504%
Illinois                47         $12,887,605.96           2.8900%
Indiana                 10          $3,299,165.87           0.7398%
Kentucky                 4            $795,249.08           0.1783%
Louisiana               13          $2,757,267.78           0.6183%
Massachusetts           80         $23,007,941.82           5.1594%
Maryland                91         $25,244,255.99           5.6609%
Michigan                13          $3,776,704.96           0.8469%
Minnesota               21          $5,336,999.82           1.1968%
Missouri                11          $3,239,808.36           0.7265%
Mississippi              1            $264,767.51           0.0594%
Montana                  2            $568,399.31           0.1275%
North Carolina          32          $8,900,764.10           1.9960%
North Dakota             1            $253,142.56           0.0568%
Nebraska                 2            $801,818.37           0.1798%
New Hampshire            7          $1,894,739.24           0.4249%
New Jersey              81         $21,669,216.05           4.8592%
New Mexico               6          $1,820,958.01           0.4083%
Nevada                  17          $4,142,749.93           0.9290%
New York                47         $12,591,922.30           2.8237%
Ohio                    29          $7,404,067.50           1.6603%
Oklahoma                 4            $827,227.70           0.1855%
Oregon                  17          $5,725,198.39           1.2839%
Pennsylvania            40         $11,091,601.33           2.4872%
Rhode Island             2            $590,238.28           0.1324%
South Carolina           9          $2,464,604.26           0.5527%
South Dakota             1            $333,227.43           0.0747%
Tennessee               14          $4,330,048.76           0.9710%
Texas                   55         $14,819,424.42           3.3232%
Utah                    16          $5,220,377.59           1.1707%
Virginia                90         $24,389,033.58           5.4691%
Vermont                  2            $644,717.68           0.1446%
Washington              32          $8,735,909.36           1.9590%
Wisconsin               19          $3,738,476.72           0.8383%
West Virginia            2            $515,286.75           0.1156%
                      ----        ---------------         ---------
Total                1,561        $445,938,339.94         100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage
   Loans in Pool 1997-3:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2016            3            $795,341.42           0.1784%
         2017            7          $1,762,931.49           0.3953%
         2018            1            $429,010.21           0.0962%
         2020            1            $199,304.64           0.0447%
         2021           29          $6,713,063.83           1.5054%
         2024            1            $374,457.79           0.0840%
         2025            5          $1,617,969.18           0.3628%
         2026          203         $55,813,738.01          12.5160%
         2027        1,311        $378,232,523.37          84.8172%
                      ----        ---------------         ---------
        Total        1,561        $445,938,339.94          100.000%

    The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-3 calculated as of the Cut-off Date is 357 months.

i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Pool 1997-3:


                                            AGGREGATE              % OF
                                             BALANCES           POOL BY
    PURPOSE               # OF                  AS OF         AGGREGATE
    OF LOAN              LOANS           CUT-OFF DATE           BALANCE
    -------              -----           ------------         ---------
    Purchase               981        $274,052,933.21          61.4554%
    Rate Term/Refinance    497        $147,278,452.67          33.0266%
    Cash-out Refinance      83         $24,606,954.06           5.5180%
                          ----        ---------------         ---------
    Total                1,561        $445,938,339.94         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement dated as of March 21, 1996 and the related Terms Agreement dated as of March 25, 1997 for the Series 1997-3 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation and the Underwriting Agreement dated as of April 24, 1995 and the related Terms Agreement dated as of March 25, 1997 for the Series 1997-3 Certificates between
       GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1    The Pooling and Servicing Agreement for the Series 1997-3
       Certificates dated as of March 1, 1997 between GE
       Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:    /s/ Syed W. Ali
                                      --------------------------
                                   Name:  Syed W. Ali
                                   Title: Vice President







Dated as of March 27, 1997

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:
                                      --------------------------
                                   Name:  Syed W. Ali
                                   Title: Vice President







Dated as of March 27, 1997

                              EXHIBIT INDEX




The exhibits are being filed herewith:


--------------------------------------------------------------------
 EXHIBIT NO.          DESCRIPTION                       PAGE
--------------------------------------------------------------------

     1.1       The Underwriting Agreement
               dated as of March 21, 1996 and
               the related Terms Agreement
               dated as of March 25, 1997 between
               GE Capital Mortgage Services,
               Inc. and Donaldson, Lufkin &
               Jenrette Securities Corporation
               and the Underwriting Agreement
               dated as of April 24, 1995 and the
               related Terms Agreement dated as
               of March 25, 1997 between GE
               Capital Mortgage Services, Inc.
               and PaineWebber Incorporated.
     4.1
               The Pooling and Servicing
               Agreement for the Series for the
               Series 1997-3 Certificates dated
               as of March 1, 1997 between GE
               Capital Mortgage Services, Inc.,
               as seller and servicer, and State
               Street Bank and Trust Company,
               as trustee.
--------------------------------------------------------------------


                               12

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